SCHEDULE 14A
                  Information Required in Proxy Statement
                          SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934
                              (AMENDMENT NO. )

     Filed by the Registrant:      [X]
     Filed by a Party other than the Registrant:  [ ]

     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12
                           LILLY INDUSTRIES, INC.
              (Name Of Registrant As Specified In Its Charter)
                 (Name of Person(s) Filing Proxy Statement)
     Payment of Filing Fee (Check the appropriate box):
     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6-(i)(3).
     [ ]  Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4) and 0-11.
          (1) Title of each class of securities to which transaction applies:
          (2) Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 [set forth the amount on which the filing fee is calculated and state how it was determined]:
               (4)  Proposed maximum aggregate value of transactions:
          (5)  Total fee paid:
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:



                           LILLY INDUSTRIES, INC.

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held April 20, 1995

          The Annual Meeting of Shareholders of Lilly Industries, Inc., an Indiana corporation (the "Company"), will be held at the Indiana Convention Center, 100 South Capitol Avenue, Indianapolis, Indiana in Rooms 101 and 102 on Thursday, April 20, 1995 at 10:00 A.M., local time, for the following purposes:

          1.   To elect ten directors.

          2.   To approve adoption of the Supplemental Employee Stock
               Purchase Plan.

          3. To transact such other business as may properly come before the meeting.

          The Board of Directors has established the close of business on February 17, 1995 as the record date for determining shareholders entitled to notice of and to vote at the meeting.



                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Roman J. Klusas
                                   Roman J. Klusas, Secretary

     March 16, 1995


                           YOUR VOTE IS IMPORTANT
                  Even if you plan to attend the meeting,
              we urge you to mark, sign and date the enclosed
           proxy and return it promptly in the enclosed envelope.

                              PROXY STATEMENT

          The enclosed proxy is solicited by the Board of Directors of Lilly Industries, Inc., an Indiana corporation (the "Company"), 733 South West Street, Indianapolis, Indiana 46225, for use at the Annual Meeting of Shareholders to be held on April 20, 1995 and at any adjournment thereof. This Proxy Statement and the enclosed proxy were mailed on or about March 16, 1995.

          All shares represented by the enclosed proxy will be voted at the meeting in accordance with the instructions given by the shareholder. If no instruction is given, the shares will be voted for the election of director nominees as listed in this Proxy Statement and for adoption of the Supplemental Employee Stock Purchase Plan and, in the absence of any recommendation, in accordance with the best judgment of the proxy holders. A shareholder executing and delivering the enclosed proxy may revoke it, by a written notice delivered to the Secretary of the Company or in person at the meeting, at any time before it is exercised.

          The Company will bear the cost of soliciting the proxies. In addition to being solicited by mail, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of the Company. The Company expects to reimburse brokers or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to the beneficial owners.

                                 PROPOSAL I

                           ELECTION OF DIRECTORS

          Ten directors will be elected at the meeting. The holders of Class A Stock will elect four directors and the holders of Class B Stock will elect six directors. Each director will serve until the next annual meeting or until his successor is elected and qualified. All of the nominees listed below, excluding Harry Morrison, Ph.D., are directors whose present terms of office will expire upon completion of the election at the meeting. Mr. Morrison has been nominated to replace Robert S. Bailey, formerly Senior Vice President, Marketing of the Company, who has retired. Unless authorization is withheld, the enclosed proxy will be voted in favor of electing as directors the nominees listed below. If any nominee should be unable to serve, the proxy will be voted for a substitute nominee selected by the Board of Directors.

          Directors will be elected by a plurality of the votes cast for nominees by the holders of Class A Stock and Class B Stock at the Annual Meeting of Shareholders at which a quorum is present. "Plurality" means that the director nominees who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Abstentions, broker non-votes, and instructions on the accompanying proxy card to vote against one or more of the nominees will be considered as not voted.

          H. J. (Jack) Baker, Robert H. McKinney, John D. Peterson and Van P. Smith are nominees for election as directors by holders of the Class A Stock; and William C. Dorris, Douglas W. Huemme, Roman J. Klusas, Harry Morrison, Ph.D., Thomas E. Reilly, Jr., and Richard A. Steele are nominees for election as directors by holders of the Class B Stock.

          The name, principal occupation, business experience since 1990, tenure, number and percentage of outstanding shares of the Company and its subsidiaries beneficially owned on February 17, 1995, and age of each nominee for election as a director are set forth below. Unless otherwise indicated, each nominee has sole investment and voting power with respect to the shares shown as beneficially owned by him.

                                                                                                 Percentage of
                                                                                                  Outstanding
                                              Served                             Shares              Shares
         Name, Principal                   Continuously                        Beneficially       Beneficially
         Occupation and                    as a Director                        Owned at             Owned
         Prior Business Experience            Since        Title of Class      2/17/95 <1>         at 2/17/95      Age

         H. J. (JACK) BAKER                    1985         Class A Stock       8,742 <2>             *             67
         Chairman of BMW Constructors, Inc.
         (industrial mechanical contractor)
         since prior to 1990; director of
         two publicly-held corporations
         (other than the Company):  First
         Indiana Corporation and The
         Somerset Group, Inc.

         WILLIAM C. DORRIS                     1989         Class A Stock      14,942 <3>             *             52
         Vice President, Corporate                          Class B Stock      17,025              4.62%
         Development and Technology of
         the Company since July, 1994;
         General Manager of the Company's
         High Point Division from prior
         to 1990 to 1994, of the Company's
         Templeton Division from 1991 to
         1994 and of the Company's
         Dallas Division from 1993 to 1994.

         DOUGLAS W. HUEMME                     1990         Class A Stock      72,259 <4>             *             53
         Chairman, President and Chief                      Class B Stock      32,900              8.94%
         Executive Officer of the Company
         since July, 1991; President and
         Chief Operating Officer of the
         Company since June, 1990; Vice
         President and Group Executive of
         the Chemical Group of Whittaker
         Corporation from prior to 1990
         to April, 1990; director of two
         publicly-held corporations (other
         than the Company):  First Indiana
         Corporation and The Somerset
         Group, Inc.

         ROMAN J. KLUSAS                       1988         Class A Stock      16,301 <5>             *             48
         Vice President and Chief                           Class B Stock      25,500              6.93%
         Financial Officer, and
         Secretary of the
         Company since prior to
         1990.

         ROBERT H. McKINNEY                    1985         Class A Stock      23,425                 *             69
         Chairman and Chief Executive
         Officer, The Somerset Group,
         Inc. (or its predecessor)
         since prior to 1990;
         Chairman and Chief
         Executive Officer, First
         Indiana Corporation since prior
         to 1990; retired partner,
         Bose, McKinney & Evans,
         attorneys; director of
         two publicly-held corporations
         (other than the Company): First
         Indiana Corporation and The
         Somerset Group, Inc.


         HARRY MORRISON, Ph.D.               Nominee        Class A Stock          0                   *            57
         Dean of School of Science,
         Purdue University since 1992;
         Head of Chemistry Department,
         Purdue University from prior
         to 1990 to 1992; chemical
         consultant for:  Great Lakes
         Chemical Corporation (1991 to
         1993), American Cyanamid (1993),
         Bristol Myer Squibb (1991) and
         Ciba-Geigy (1991).

         JOHN D. PETERSON                      1964         Class A Stock      143,145 <6>             *            61
         Chairman of City Securities
         Corporation <7> (securities
         dealer) since prior to 1990;
         director of two publicly-held
         corporations (other than the
         Company): Duke Realty
         Investments, Inc., and Capital
         Industries, Inc.

         THOMAS E. REILLY, JR.                 1981         Class A Stock       33,323 <8>             *            55
         Chairman and Chief Executive
         Officer of Reilly Industries,
         Inc. (diversified chemical
         manufacturing firm) since
         May, 1990, and President of
         Reilly Industries, Inc. from
         prior to 1990 through August,
         1990; director of one publicly
         held corporation (other than
         the Company): NBD Bancorp, Inc.

         VAN P. SMITH                          1985         Class A Stock        8,742                 *            66
         Chairman of Ontario Corporation,
         Muncie, Indiana (metallurgically-
         related manufacturing and services
         firm serving the aircraft and
         aerospace industries) since
         prior to 1990; director of
         four publicly-held corporations
         (other than the Company):
         CINergy Corporation, PSI
         Energy, Inc., Meridian Mutual
         Insurance Company, and Meridian
         Insurance Group, Inc.

         RICHARD A. STEELE                     1981         Class A Stock       22,461 <9>             *            68
         Retired President and Chief
         Executive Officer of Citizens
         Gas and Coke Utility (gas
         distribution utility) since
         prior to 1990.

         All current directors and                          Class A Stock      347,510 <10>         1.55%
         executive officers as a group,                     Class B Stock       95,000 <11>        25.81%
         consisting of 10 persons
         ___________________________________

          *      Represents less than one percent of outstanding shares.

         <1>     Adjusted for all stock splits and stock dividends through February, 1995.

         <2>     Includes 7,089 shares of Class A Stock which Mr. Baker has the right to acquire pursuant to currently exercisable stock options.

         <3>     Does not include 666 shares of Class A Stock which Mr. Dorris' wife holds as custodian for their minor child.  Mr. Dorris disclaims beneficial ownership of those 666 shares.  Includes 7,875 shares of Class A Stock which Mr. Dorris has the right to acquire pursuant to currently exercisable stock options.

         <4>     Does not include 3,496 shares of Class A Stock held by Mr. Huemme's adult children.  Mr. Huemme disclaims beneficial ownership of these 3,496 shares.  Includes 71,562 shares of Class A Stock which
                 Mr. Huemme has the right to acquire pursuant to currently exercisable stock options.

         <5>     Includes 7,400 shares of Class A Stock which Mr. Klusas has the right to acquire pursuant to currently exercisable stock options.

         <6>     Does not include 5,066 shares of Class A Stock held by City Securities Corporation in the ordinary course of its business as a dealer in securities and incident to the maintenance by it of a market of
                 Class A Stock.  Mr. Peterson owns more than 10% of the equity of City Securities Corporation.
                 Includes 44,018 shares held in an investment account at City Securities Corporation.  Does not include 34,548 shares of Class A Stock owned of record and beneficially by Mr. Peterson's wife.  Mr.
                 Peterson disclaims beneficial ownership of those 34,548 shares.  Includes 14,449 shares of Class A
                 Stock owned beneficially by Mr. Peterson as trustee of a GST Investment Share Trust for benefit of
                 Mr. Peterson and 28,898 shares of Class A Stock owned beneficially by Mr. Peterson as trustee of two
                 GST Investment Share Trusts for benefit of Mr. Peterson's two sisters.  Includes 7,089 shares of
                 Class A Stock which Mr. Peterson has the right to acquire pursuant to currently exercisable stock options.

         <7>     John D. Peterson is the Chairman and a shareholder of City Securities Corporation, a securities dealer located in Indianapolis, Indiana.  City Securities Corporation is a market maker for the
                 Company's Class A Stock.  Since December 1, 1993, the Company's Employees Stock Purchase Plan has
                 purchased 18,072 shares of Class A Stock from City Securities Corporation for an average purchase price of $14.76 per share.  These amounts have been adjusted to reflect the 3-for-2 stock split in
                 June, 1994.  The shares were purchased periodically from City Securities Corporation for a price per share equal to the last quoted asked price for the shares in the over-the-counter market.

         <8>     Does not include 4,554 shares of Class A Stock which Mr. Reilly's wife holds as custodian for their child.  Mr. Reilly disclaims beneficial ownership of those 4,554 shares.  Includes 7,089 shares of
                 Class A Stock which Mr. Reilly has the right to acquire pursuant to currently exercisable stock options.

         <9>     Includes 7,089 shares of Class A Stock which Mr. Steele has the right to acquire pursuant to currently exercisable stock options.

         <10>    Includes 4,170 shares of Class A Stock beneficially owned by Kenneth L. Mills, Director of Corporate
                 Accounting and Assistant Secretary of the Company, 3,938 shares of which Mr. Mills has the right to acquire pursuant to currently exercisable stock options.  Excludes 96,377 shares of Class A Stock beneficially owned by Robert S. Bailey, formerly Senior Vice President, Marketing of the Company, who
                 has retired, 50,353 shares of which Mr. Bailey has the right to acquire pursuant to currently exercisable stock options.  Includes 119,131 shares of Class A Stock which all directors and officers of the Company have the right to acquire pursuant to currently exercisable stock options.

         <11>    Includes 19,575 shares of Class B Stock (5.32% of total Class B Stock outstanding) beneficially owned by Kenneth L. Mills, Director of Corporate Accounting and Assistant Secretary of the Company.




     Committees of the Board of Directors and Compensation of Directors

          Among other committees, the Board of Directors of the Company has a Compensation Committee, a Nominating Committee, and an Audit Committee.

          The Compensation Committee, which held three meetings during the Company's fiscal year ended November 30, 1994, formulates and presents to the Board of Directors for its consideration recommendations as to the Chairman's compensation, determines the aggregate amount to be paid as employee bonuses by the Company and its subsidiaries, and determines the aggregate and individual base salaries and bonuses to be paid to officers of the Company. Van P. Smith (Chairman), H. J. Baker, and Thomas E. Reilly, Jr. are the current members of the Compensation Committee.

          The Nominating Committee, which held no meetings during the Company's fiscal year ended November 30, 1994, identifies and presents candidates as potential members of the Company's Board of Directors. Robert H. McKinney (Chairman), Van P. Smith, and Richard A. Steele are the current members of the Nominating Committee.

          The Audit Committee, which held two meetings during the Company's fiscal year ended November 30, 1994, is responsible for recommending to the Board the firm to select as independent auditors, for reviewing the scope and the results of the audits made by the independent auditors, for overseeing the adequacy of internal controls, and for reviewing and approving fees paid to the independent auditors. Richard A. Steele (Chairman), John D. Peterson, and Thomas E. Reilly, Jr. are the current members of the Audit Committee.

          The Board of Directors held four meetings during the Company's fiscal year ended November 30, 1994. No incumbent director attended fewer than 75% of the aggregate of such meetings of the Board and meetings of committees of which he was a member at the time of the meeting.

          Directors who are also employees of the Company receive no director fees. Non-employee directors received for the fiscal year ended November 30, 1994 an annual retainer of $10,000 (except for the chairman of the Audit Committee, Policy Committee, Nominating Committee, and Compensation Committee who each received an additional annual retainer of $750) and $750 for each meeting of the Board or Board committee attended.

          The Lilly Industries, Inc. 1991 Director Stock Option Plan (the "Directors Plan") provides for the granting of non-qualified options for up to a maximum of 23,625 shares of Class A Stock per calendar year and provides automatically for the grant of options for 2,363 shares of Class A Stock to each non-employee director on the date of each annual meeting of the shareholders, beginning with the 1992 Annual Meeting. The Directors Plan is intended to be substantially self-administering.

          The Company has reserved 236,250 shares of Class A Stock for issuance upon exercise of options to be granted under the Directors Plan. As of February 17, 1995 there were options for an aggregate of 42,534 shares of Class A Stock outstanding.

          Options for 16,538 shares, at an exercise price of $5.19 per share, were automatically granted on October 18, 1991 (date of Board adoption). Options for 14,178 shares, at an exercise price of $8.68 per share, were automatically granted on April 23, 1992 (date of 1992 Annual Meeting). Options for 14,178 shares, at an exercise price of $10.83 per share, were automatically granted on April 22, 1993 (date of 1993 Annual Meeting). Options for 14,178 shares, at an exercise price of $17.17 per share, were automatically granted on April 21, 1994 (date of 1994 Annual Meeting). Options granted under the Directors Plan will generally become exercisable on the first anniversary of the date upon which they were granted. Each option terminates five years after its grant date.

          Options for 7,089 shares under the Directors Plan were exercised in fiscal year 1994 at prices per share ranging from $5.19 to $10.83. All amounts granted and exercise prices listed above have been adjusted to reflect all stock splits and stock dividends through February, 1995.


                         PROPOSAL II

          APPROVAL OF SUPPLEMENTAL EMPLOYEE STOCK PURCHASE PLAN

          The Company's Board of Directors has determined that the interests of the Company will be served by making additional matching contributions available to certain eligible employees of the Company and its subsidiaries who participate in the Company's Employee Stock Purchase Plan ("ESPP"). To provide for these additional matching contributions, the Company's Board of Directors has adopted the Supplemental Employee Stock Purchase Plan (the "Supplemental Plan") effective December 1, 1994, subject to the approval of the Supplemental Plan by the separate affirmative votes, by class, of the holders of a majority of the Company's Class A Common Stock and the Company's Class B Common Stock present, or represented, and entitled to vote at the Annual Meeting of the Company's shareholders to be held on April 20, 1995. The Supplemental Plan is summarized below. All statements made in this summary are qualified by reference to the full text of the Supplemental Plan, a copy of which will be sent free to any shareholder upon request. Write to Mr. Roman J. Klusas, Secretary, Lilly Industries, Inc., 733 S. West Street, Indianapolis, Indiana 46225 or call (317) 687-6700.

          The employees eligible to participate in the Supplemental Plan are those full-time employees of the Company and its subsidiaries who have been continuously employed by the Company or any of its subsidiaries for a period of at least ninety (90) days, excluding, however, those employees who are otherwise eligible but who are members of a collective bargaining unit represented by a labor organization duly recognized by the Company or one of its subsidiaries unless there is in effect between the Company or one of its subsidiaries and that labor organization a collective bargaining agreement providing for the participation of such members in the Supplemental Plan. The approximate number of employees eligible to participate in the Supplemental Plan at the present time is 900.

          An account will be set up for each participating employee and each account will be credited with an amount equal to 25% of each participating employee's voluntary monthly payroll deduction under the ESPP. This amount will be paid by the employer by which the participating employee is employed.

          The Company will use the cash balance of a participating employee's account to purchase shares of the Company's Class A Common Stock. Shares of the Company's Class A Common Stock will be purchased for participating employees' accounts in the over-the-counter market at available prices, or from the Company directly at a price per share equal to the last quoted asked price in the over-the-counter market.

          Shares of the Company's Class A Common Stock purchased by the Company pursuant to the Supplemental Plan will be allocated among all participating employees' accounts in proportion to the cash balances of the participating employees' accounts on the date of purchase. All shares so purchased will be registered in the name of the Supplemental Plan or the Supplemental Plan's nominee. No shares so purchased will be voted on any matter submitted to a vote of the Company's shareholders so long as they are registered in the name of the Supplemental Plan or the Supplemental Plan's nominee.

          A participating employee's account will be credited with all dividends paid with respect to shares allocated to his account on the payment date of such dividends, and with all stock dividends, stock splits, and other securities and rights to subscribe paid or distributed with respect to shares allocated to his account on the payment date of such stock dividends, stock splits, or other distributions.

          Effective December 31 of each calendar year, the Company will distribute to each participating employee the number of whole shares of the Company's Class A Common Stock then credited to his account. If the participating employee's employment by the Company or one of its subsidiaries has been terminated during the course of that calendar year, then, effective December 31 of that calendar year, the Company will purchase any fractional shares then credited to his account at the last quoted asked price per share on December 31 of that calendar year crediting that purchase price to his account, and will then distribute to the employee the cash balance of his account.

          If the Supplemental Plan had been in effect during the fiscal year ending November 30, 1994, and all eligible employees had participated in the Supplemental Plan, the maximum contributions by the Company and its subsidiaries which would have been credited to the accounts of the Chief Executive Officer of the Company, the four highest paid executive officers who were serving as executive officers at the end of the fiscal year ending November 30, 1994, all executive officers as a group, and all employees of the Company and its subsidiaries are the following:


                                             New Plan Benefits
                                          Supplemental Employee Stock Purchase Plan
      Name and Position                   Dollar Value              No. of Shares<1>

      Douglas W. Huemme                     $1,000                         69
      Chairman, President and CEO

      Roman J. Klusas                       $1,000                         69
      Vice President and CFO

      Robert S. Bailey                      $1,000                         69
      Vice President, Marketing

      William C. Dorris                     $1,000                         69
      Vice President, Corporate
      Development and Technology

      Kenneth L. Mills                      $1,000                         69
      Director of Corporate
      Accounting

      All executive officers as             $5,000                        345
      a group

      All employees                       $175,000                     12,000

      <1>  No. of shares computed based upon an average price per share of $14.58.



      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE SUPPLEMENTAL EMPLOYEE STOCK PURCHASE PLAN.



          COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Overview and Philosophy

          The Compensation Committee of the Board of Directors of the Company is composed entirely of non-employee directors. The Committee formulates and presents to the Board of Directors recommendations as to the Chairman's compensation and base salaries for all officers of the Company, the aggregate amount to be paid as employee bonuses by the Company and the aggregate and individual bonuses to be paid to officers of the Company. The Compensation Committee also serves as the Stock Option Committee for the Company's 1992 Stock Option Plan. The following report of the Compensation Committee discusses the application of the Compensation Committee's policies to the annual and long-term compensation of the Company's executive officers for fiscal 1994.

          The objective of the Company's executive compensation program is to enhance the Company's long-term profitability by providing compensation that will attract and retain superior talent, reward performance and align the interests of the executive officers with the long-term interests of the shareholders of the Company.

     Executive Officer Compensation

          For fiscal 1994 compensation for the Company's executive officers consisted of base salary, annual cash bonuses, stock options, supplemental executive retirement plans, and various broad based employee benefits, including pension plans and contributions under employee stock purchase and 401(k) plans.

          Base salary levels for the Company's executive officers are competitively set relative to companies in peer businesses. In determining salaries, the Committee also takes into account individual experience and performance.

          The Company's annual bonus plan is intended to provide a direct cash incentive to executive officers and other key employees to maximize the Company's profitability. At the beginning of each fiscal year, financial performance objectives are targeted for the Company and individual locations which become the basis for determining annual bonuses. If the Company and/or locations achieve their target performance, then participants receive an established target bonus. The amount of bonus will increase or decrease by specified percentage within an established range based upon actual performance compared to target performance. In the case of the Chief Executive Officer the performance factor most heavily weighted in determining the bonus is earnings per share. The bonuses for 1994 were determined in December, 1994 based upon fiscal year-end financial results.

     Stock Options

          Through its stock option program, the Company seeks to enable its executive officers and other key employees to develop and maintain a long-term ownership position in the Company's common stock, thereby creating a direct and strong link between executive pay and shareholder return. The Committee considers stock options to be an important portion of compensation tied to performance and a strong incentive for increasing shareholder value over the long term. In granting stock options, the Stock Option Committee took into account the number of options granted in prior years, the practices of other peer companies, reviewed surveys, and considered the executive's level of compensation and past contributions to the Company. On January 28, 1994 the Stock Option Committee granted the incentive stock options reflected in the tables that follow. Additionally, on September 30, 1994, the Stock Option Committee granted non-qualified stock options for 150,000 shares to Douglas W. Huemme, the Company's Chairman, President and Chief Executive Officer. These options are also reflected in the tables that follow. These options granted to Mr. Huemme become exercisable in 20% increments annually commencing with the date of grant. The exercise of these options is contingent upon Mr. Huemme's continued employment in the capacity of Chief Executive Officer. The size and duration of the options granted to Mr. Huemme were determined subjectively and reflect the significant influence his position has upon long-term growth and shareholder return.

     Compensation Committee and
     Stock Option Committee

     Van P. Smith, Chairman
     H. J. Baker
     Thomas E. Reilly, Jr.



                    COMPENSATION COMMITTEE
               INTERLOCKS AND INSIDER PARTICIPATION


          Douglas W. Huemme, the Company's Chairman, President and Chief Executive Officer serves as a director of The Somerset Group, Inc. Mr. Robert H. McKinney, a current director and director nominee of the Company, is the Chairman and Chief Executive Officer of The Somerset Group, Inc. In 1994, Mr. Huemme became a member of the Compensation Committee of The Somerset Group, Inc.

               COMPENSATION OF EXECUTIVE OFFICERS

          Shown below is information concerning the annual and long-term compensation for services to the Company performed during the fiscal years indicated of those persons who were at November 30, 1994 the chief executive officer and the other four most highly compensated executive officers.



                          SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                                                                       Compensation:
                                                                                       Shares
                                                                                       Underlying        All Other
                                             Fiscal        Annual   Compensation       Stock Options     Compensa-
         Name and Principal Position          Year         Salary       Bonus          Granted <1>       tion <2>


         Douglas W. Huemme                   1994         $335,385     $310,000         161,250           $ 7,290
          Chairman, President and            1993          293,077      280,000               0             5,983
          Chief Executive Officer            1992          235,077      200,000          70,876             6,228

         Roman J. Klusas                     1994          147,115      155,000           7,501             5,737
          Vice President and Chief           1993          123,846      140,000           5,000             3,738
          Financial Officer, Secretary       1992          110,558      100,000          31,501             4,087

         Robert S. Bailey                    1994          137,923      100,000               0             6,776
          Senior Vice President,             1993          131,577       85,000           4,000             6,811
          Marketing                          1992          122,395      100,000          31,501             5,227

         William C. Dorris                   1994<4>       122,769       75,000           4,500             4,095<3>
          Vice President, Corporate
          Development and Technology

         Kenneth L. Mills                    1994           98,385       40,000           3,000             3,441
          Director of Corporate              1993           92,331       37,000           2,000             3,290
          Accounting, Assistant              1992           83,064       32,000           7,875             2,706
          Secretary

         <1>     Adjusted for all stock splits and stock dividends through February, 1995.

         <2>     All Other Compensation is comprised of matching Company contributions on behalf of the employees to the Employees Stock Purchase Plan and the 401(k) Plan and a portion of Company payments for group term life insurance premiums.  These three types of All Other Compensation for fiscal year 1994 are respectively detailed by employee as follows:  Douglas W. Huemme--$1,000, $4,620 and $1,670; Roman J.
                 Klusas--$1,000, $4,389 and $348; Robert S. Bailey--$1,000, $4,512 and $1,264; William C. Dorris--
                 $293, $3,284 and $518; and Kenneth L. Mills--$704, $2,563 and $174.

         <3>     In connection with Mr. Dorris' relocation during 1994 the Company provided him with an interest-free loan to be used for the purchase of a new residence.  The loan was made in June, 1994 and fully repaid in November, 1994.  The largest amount outstanding on the loan during this period was $254,000 and if the loan carried a market interest rate, he would have paid $5,900 in interest during 1994.

         <4>     Mr. Dorris was appointed Vice President, Corporate Development and Technology in 1994.


                    STOCK OPTION GRANTS

          The following table provides details regarding stock options granted to the named executive officers in fiscal 1994. In addition there are shown the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of the Company's common stock and the overall stock market conditions. There can be no assurance that the amounts reflected on this table will be achieved.

                          FISCAL 1994 STOCK OPTION GRANTS


                                                                                                     Potential
                                             Percent of                                          Realizable Value
                                Number       Total Options                                        Assuming Annual
                                of Shares    Granted to                                            Rates of Stock
                                Underlying   Employees        Exercise                           Price Appreciation
                                Options      in Fiscal        Price Per      Expiration           for Option Term
         Name
                                Granted <1>    1994           Share             Date               5%         10%

         Douglas W. Huemme       11,250<1>     3.87%           $14.33          01/28/99         $ 44,553   $ 98,443
                                 30,000<2>    10.31%            12.25          09/30/99          101,540    224,359
                                 30,000<2>    10.31%            12.25          09/30/00          124,992    283,545
                                 30,000<2>    10.31%            12.25          09/30/01          149,617    348,649
                                 30,000<2>    10.31%            12.25          09/30/02          175,473    420,264
                                 30,000<2>    10.31%            12.25          09/30/03          202,621    499,040

         Roman J. Klusas          7,501<1>     2.58%            14.33          01/28/99           29,702     65,629
         William C. Dorris        4,500<1>     1.55%            14.33          01/28/99           17,821     39,377
         Kenneth L. Mills         3,000<1>     1.03%            14.33          01/28/99           11,881     26,252

         <1>     Stock options granted to the named executive officers during fiscal 1994 which expire January 28,
                 1999 consisted of both qualified and non-qualified options.  One-third of these options become exercisable on each of January 28, 1996, 1997 and 1998.  The purchase price of shares subject to these options may be paid in cash or by exchanging shares at fair market value.  For non-qualified stock options granted, the grantee will be reimbursed for federal income taxes resulting from exercise in an amount equal to the Company's tax benefit.

         <2>     Stock options granted on September 30, 1994 to Mr. Huemme were non-qualified options.  The first 20 percent (30,000 shares) of the total number of shares covered by the option became exercisable
                 September 30, 1994, and the option shall become exercisable with respect to the second, third, fourth and fifth 20 percent of such shares on the first, second, third and fourth anniversaries (September
                 30, 1995, September 30, 1996, September 30, 1997 and September 30, 1998), respectively, of the date of grant.  When the option becomes exercisable with respect to any shares, those shares may be purchased at any time, or from time to time, in whole or in part, during a period of five years from the date the specific option becomes exercisable.  This option will terminate if Mr. Huemme ceases to be the Chief Executive Officer of the Company for any reason other than retirement, permanent and total disability, or death.  The purchase price of shares subject to these options may be paid in cash or by exchanging shares at fair market value.  The grantee will be reimbursed for federal income taxes resulting from exercise in an amount equal to the Company's tax benefit.


               OPTION EXERCISES AND FISCAL YEAR-END VALUES

          The following table shows stock option exercises by named executive officers during fiscal 1994, including the aggregate value realized by such officers on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of November 30, 1994. Also reported are the values for "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock.



                    1994 STOCK OPTION EXERCISES,
                 OUTSTANDING GRANTS AND VALUE AS OF NOVEMBER 30, 1994

                                                                       Number of
                                                                   Shares Underlying             Value of
                                                                      Unexercised              Unexercised
                                                   Value              Options at               In-the-Money
                                                   Realized            11/30/94                 Options at
                              Shares               at              Exer-      Unexer-          11/30/94 <4>
                              Acquired on          Exercise        cisable    cisable      Exer-      Unexer-
         Name                 Exercise <1>         Date <2>        <1>        <1>,<3>      cisable    cisable <3>

         Douglas W. Huemme      10,628            $114,273         82,338     208,328     $360,046    $577,932
         Roman J. Klusas         8,949              90,743         15,751      46,502       90,411     200,766
         Robert S. Bailey        1,896              19,541         53,253           0      287,189           0
         William C. Dorris       6,174              62,604          7,875      23,250       45,203      98,385
         Kenneth L. Mills          414               5,070          3,938      14,288       22,604      56,586

         <1>     Adjusted for all stock splits and stock dividends through February, 1995.

         <2>     Aggregate market value of shares acquired less the aggregate price paid by executive.

         <3>     The shares represented could not be acquired by the respective executive as of November 30, 1994.

         <4>     Amount reflecting gains on outstanding options are based on the November 30, 1994 closing NASDAQ stock price which was $13.25 per share.
         </TABLE



          SHAREHOLDER RETURN PERFORMANCE PRESENTATION

          The line graph below compares annual changes in cumulative total return to shareholders on the Company's Common Stock against the cumulative total return as measured by the Standard & Poor's 500 Composite Index and the Standard & Poor's Chemical Composite Index. The comparisons are for a period of five fiscal years ended November 30, 1994.



                                        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

         Dollar Value at November 30       1989    1990     1991    1992     1993    1994

         Lilly Common                      $100    $ 72     $ 86    $158     $247    $225
         S&P 500                           $100    $ 93     $108    $125     $133    $131
         S&P Chemical                      $100    $ 84     $ 98    $111     $119    $132


         *   Assumes $100 was invested on November 30, 1989 in Lilly Industries, Inc. Common Stock
             and each index.  Also assumes reinvestment of all dividends.





                               PENSION PLANS

          Retirement benefits are provided by the Company and its subsidiaries under non-contributory pension plans, each of which is qualified under Section 401 of the Internal Revenue Code. Effective December 1, 1994, the pension plan in which officers of the Company participate was amended to freeze years of service at November 30, 1994. Monthly pension benefits under this plan are based on length of service at November 30, 1994 and average monthly earnings for the 60 consecutive months producing the highest average during employment. The earnings covered by the Company's pension plans include cash salary, wages and bonuses actually paid, plus Company contributions made on behalf of the participants pursuant to the Employees Stock Purchase Plan of the Company and any amounts deferred or redirected by participants under any cash or deferred arrangement and salary reduction plans maintained by the Company under Section 401(k) and Section 125 of the Internal Revenue Code. Such compensation does not vary substantially from the cash compensation reported in the executive officers summary compensation table.

          The estimated annual retirement benefits presented on a straight-life annuity basis payable at the normal retirement age of 65 under those plans to persons in specified remuneration and years-of-service classifications are as follows (benefits listed in the table are not subject to any further offset):


     Assumed Average
      Earnings During Five                Years of Service at November 30, 1994
      Consecutive Years
      Producing Highest Average   10        20        30       40          50

              $100,000           $12,500   $25,000    $37,500   $50,000    $62,500
               125,000            15,625    31,250     46,875    62,500     78,125
               150,000            18,750    37,500     56,250    75,000     93,750


           The years of service credited to the following officers of the Company on November 30, 1994 under the pension plan in which they participate are as follows: Douglas W. Huemme--4.5; Roman J. Klusas-- 7.8; Robert S. Bailey--41.2; William C. Dorris--23.8; and Kenneth L. Mills--17.0.

           Effective for the plan years beginning December 1, 1994 compensation used in calculating benefits is limited to $150,000. In addition the Employee Retirement Income Security Act of 1974 ("ERISA") limits the annual benefits that may be paid from the Company's tax qualified plans (the "Section 415 limit"). The Section 415 limit for 1994 is $118,800 for any one employee.


                      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

           The Company maintains a Supplemental Executive Retirement Plan (the "SERP") providing supplemental benefits in the event of disability, retirement, or death for individuals or other key executives in senior management positions (including the individuals listed in the summary compensation table).

           The SERP has been designed so that, if the assumptions made as to mortality experience, policy dividends and other factors are realized, the Company will recover all its payments under the SERP, plus a factor for the use of the Company's money, through insurance policies. Moreover, the Board of Directors has retained the right to terminate, modify or reduce any benefits payable under the SERP at any time under any circumstances.

           Under the SERP, it is anticipated that a participant will receive annual retirement benefits up to $15,000, $20,000, $25,000 or $50,000 (depending upon the responsibilities and duties of the position held by the participant) for a period of 15 years after retirement (the "retirement benefit"). Unless a participant becomes disabled, the participant must remain continuously employed by the Company in their current position or in a more senior management position until retirement. Benefits are payable monthly.

           If a participant becomes disabled prior to retiring from the Company, it is anticipated that the participant will receive monthly disability payments equal to the monthly retirement benefits the participant would have received under the retirement provisions of the SERP for 15 years after the participant is determined to be disabled. If a participant dies prior to retiring from the Company, the participant's estate or designated beneficiary receives death benefit payments for 15 years. If a participant who is receiving disability or retirement benefits under the SERP dies, the participant's estate or designated beneficiaries are entitled under the current SERP to receive the balance of the participant's benefits monthly.

           Estimated annual benefits payable upon normal retirement for each of the most highly compensated executive officers of the Company are as follows: Douglas W. Huemme--$50,000; Roman J. Klusas--$25,000; Robert
     S. Bailey--$25,000; William C. Dorris--$25,000; and Kenneth L. Mills-- $15,000. Estimated annual benefits payable upon normal retirement for all current employee participants (excluding executive officers) as a group are $115,000.


                         EMPLOYMENT TERMINATION AGREEMENTS

           Four executive officers, Roman J. Klusas, Robert S. Bailey, William C. Dorris, and Kenneth L. Mills, have Termination Benefits Agreements providing for payment of severance benefits equal to one year's salary and benefits if the Company undergoes a change in control within the ten-year term of the Agreement (commencing December 1, 1990) and if, within three years after such change in control, any such executive is terminated without "cause" or resigns for "good reason", as those terms are defined in the Agreement.


                       OUTSTANDING SHARES AND VOTING RIGHTS

           Shareholders of record on February 17, 1995 are entitled to notice of, and to vote at, the Annual Meeting of Shareholders, and at any adjournment thereof. On that date 22,383,362 shares of the Company's Class A Stock and 368,137 shares of the Company's Class B Stock were outstanding, each share (except the 7,165 shares of Class A Stock held by the Employees Stock Purchase Plan) being entitled to one vote with respect to every matter submitted to a vote of the shares of that class.

           Five persons are known by management to own beneficially more than 5% of the outstanding shares of the Company's Class A Stock or Class B Stock. The names and addresses of these persons and the number and percentage of shares if more than 5% of the outstanding shares of Class A Stock or Class B Stock owned beneficially by them as of February 17, 1995 are included in the following table. Unless otherwise indicated each shareholder has sole investment and voting power with respect to the shares indicated.

                                               Amount and
                                               Nature of
     Name and Address of                       Beneficial   Percent
     Beneficial Owner          Title of Class  Ownership<1> of Class
     Ned L. Fox                Class B Stock     27,177      7.38%
     733 South West Street
     Indianapolis, IN 46225

     Bill D. Hawkins           Class B Stock     20,775      5.64%
     2305 Industrial Road
     Dothan, AL 36303

     Douglas W. Huemme         Class B Stock     32,900      8.94%
     733 South West Street
     Indianapolis, IN 46225

     Roman J. Klusas           Class B Stock     25,500      6.93%
     733 South West Street
     Indianapolis, IN 46225

     Kenneth L. Mills          Class B Stock     19,575      5.32%
     733 South West Street
     Indianapolis, IN 46225
     ________________________

     <1>  Adjusted for all stock splits and stock dividends through February,
          1995.

                      RELATIONSHIP WITH INDEPENDENT AUDITORS

          The Company has selected the firm of Ernst & Young, certified public accountants, as independent auditors to make an examination of the accounts of the Company for its fiscal year ending November 30, 1995. Ernst & Young LLP has served in that capacity since 1956. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and will respond to appropriate questions.


                               SHAREHOLDER PROPOSALS

          Proposals of shareholders intended to be presented at the Annual Meeting to be held in April, 1996 must be received by the Company at its principal executive offices for inclusion in the proxy statement and form of proxy relating to that meeting no later than November 17, 1995.


                                   ANNUAL REPORT

          The Annual Report for the Company's fiscal year ended November 30, 1994 is being mailed with this Proxy Statement to all shareholders. The Annual Report is not a part of the proxy soliciting material. Insofar as any of the information in this Proxy Statement has been furnished by persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                     SUPPLEMENTAL EMPLOYEE STOCK PURCHASE PLAN


          The Board of Directors of Lilly Industries, Inc. (the "Company") has determined that the interests of the Company will be served by making additional matching contributions available to certain eligible employees of the Company and its subsidiaries who participate in the Lilly Employee Stock Purchase Plan (the "ESPP"). To provide for these additional matching contributions, the Company's Board of Directors adopts this plan, to be known as the Lilly Supplemental Employee Stock Purchase Plan (the "Supplemental Plan") effective December 1, 1994, subject to the approval of this plan by the separate affirmative votes, by class, of the holders of a majority of the Company's Class A Common Stock and the Company's Class B Common Stock present, or represented, and entitled to vote at the Annual Meeting of the Company's shareholders to be held on April 20, 1995:

     1. The employees eligible to participate in this plan are those full-time employees of the Company and its subsidiaries who have been continuously employed by the Company or any of its subsidiaries for a period of at least ninety (90) days, excluding, however, those employees who are otherwise eligible but who are members of a collective bargaining unit represented by a labor organization duly recognized by the Company or one of its subsidiaries unless there is in effect between the Company or one of its subsidiaries and that labor organization a collective bargaining agreement providing
          for the participation of such members in this plan.   An eligible
          employee will automatically participate in this plan by electing to participate in the ESPP.

     2. There is no maximum or minimum number of shares which may be purchased by or issued to each eligible employee; provided, however, a maximum of 3,800,535 shares of the Company's Class A Common Stock may be offered pursuant to this plan and the ESPP.

     3. A separate account will be established for each participating employee.

     4. A participating employee's account will be credited with an amount equal to twenty-five percent (25%) of each payroll deduction to the ESPP on the day the employee receives the paycheck from which the deduction is made. This amount will be paid to the employee's account by the employer by which the participating employee is employed.

     5. The Company will use the cash balance of a participating employee's account to purchase shares of the Company's Class A Common Stock. Shares of the Company's Class A Common Stock will be purchased in the over-the-counter market at available prices, or from the Company directly at a price per share equal to the last quoted asked price in the over-the-counter market. The Company has no obligation to invest the cash balance of a participating employee's account in anything except shares of the Company's Class A Common Stock and has no obligation to invest that cash balance in those shares more frequently than quarterly during the calendar year.

     6. Shares of the Company's Class A Common Stock purchased by the Company pursuant to this plan will be allocated among all participating employees' accounts in proportion to the cash balances of the participating employees' accounts on the date of purchase. Allocations to participating employees' accounts shall be made in full shares and in fractional shares. All shares so purchased shall be registered in the name of the plan or the plan's nominee. No shares so purchased shall be voted on any matter submitted to a vote of the Company's shareholders so long as they are registered in the name of the plan or the plan's nominee.

     7. A participating employee's account will be credited with all dividends paid with respect to shares allocated to his account on the payment date of such dividends.

     8. A participating employee's account will be credited with stock dividends, stock splits, and other securities and rights to subscribe paid or distributed with respect to shares allocated on his account on the payment date of such stock dividends, stock splits, or other distributions.

     9. The Company will pay any commissions or other expenses incurred in connection with purchasing shares for participating employees' accounts.

     10. Effective December 31 of each calendar year, the Company will distribute to each participating employee the number of whole shares of the Company's Class A Common Stock then credited to his account. If the participating employee's employment by the Company or one of its subsidiaries has been terminated during the course of that calendar year, then, effective December 31 of that calendar year, the Company will purchase any fractional shares then credited to his account at the last quoted asked price-per-share on December 31 of that calendar year crediting that purchase price to his account, and will then distribute to the employee the cash balance of his account.

     11. The rights granted under this plan to an eligible employee are not transferable by him other than by will or the laws of descent and distribution and are exercisable during his lifetime only by him or by his guardian or his legal representative.

     12. The Board of Directors of the Company may amend this plan from time to time, except that without the approval by the separate affirmative votes, by class, of the holders of at least a majority of the Company's Class A Common Stock and the Company's Class B Common Stock present, or represented, and entitled to vote, at a meeting of such holders,

          (a) the benefits accruing to participants under this plan may not be increased materially within the meaning of Rule 16b-3(b)(2)(ii)(A) promulgated under the Securities Exchange Act of 1934;

          (b) the number of securities which may be issued under this plan may not be increased materially within the meaning of Rule 16b-3(b)(2)(ii)(B) promulgated under the Securities Exchange Act of 1934; and

          (c) the requirements as to eligibility for participation in this plan may not be modified materially within the meaning of Rule 16b-3(b)(2)(ii)(C) promulgated under the Securities Exchange Act of 1934.

     13. The provisions of this plan regarding the formula pursuant to which the grant or award is made shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     14. The terms "subsidiary" and "subsidiaries" used herein mean a company or companies, respectively, of which 80% or more of the total voting power of the stock of each such company and 80% or more of the total value of the stock of each such company are owned by the Company.

     15. This plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not subject to the qualification requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended.

     16. Employees participating in this plan who are affiliates of the Company (as defined in Rule 405 under the Securities Act of 1933 to include persons who directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with, the Company) are subject to the same resale restrictions as they apply to shares acquired under the ESPP.

                                   Class A Stock
                              Lilly Industries, Inc.
                                       PROXY
                        For Annual Meeting of Shareholders
                             To Be Held April 20, 1995

     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints ROBERT H. MCKINNEY and JOHN D. PETERSON, or either of them, with full power of substitution, as proxies to vote all shares of Class A Stock held by the undersigned at the Annual Meeting of Shareholders of Lilly Industries, Inc. to be held at the Indiana Convention Center, 100 South Capitol Avenue, Indianapolis, Indiana in Rooms 101 and 102, at 10:00 a.m., local time, and at any adjournment of the meeting, on the following matters:

     I.   Election of Directors

          ____ FOR all four nominees listed below
               (except as marked to the contrary below)

          ____ AGAINST all nominees


           H. J. (Jack) Baker, Robert H. McKinney, John D. Peterson,
               Van P. Smith

     (INSTRUCTION:  To vote against any individual nominee, write that nominee's name on the line provided below.)


     _______________________________________________________


     II. Proposal to approve adoption of the Supplemental Employee Stock Purchase Plan

          ______ FOR     ______  AGAINST     ______  ABSTAIN


     III. In their discretion upon such other business as may come before the meeting.


           This proxy may be revoked at any time before it is exercised.

                  (Continued and to be signed on the other side.)

                           (Reverse Side of Proxy Card)



     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR ALL PROPOSALS. IF ANY DIRECTOR NOMINEE SHOULD BE UNABLE TO SERVE, THE SHARES WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. IF ANY OTHER BUSINESS COMES BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE ACTION RECOMMENDED BY THE BOARD OF DIRECTORS AND, IN THE ABSENCE OF A RECOMMENDATION, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

     Please sign exactly and as fully as shown on this proxy card.

                              Dated:    _______________________, 1995


                              ________________________________________
                              Signature


                              ________________________________________
                              Signature if held jointly

     IMPORTANT: This proxy is solicited on behalf of the Board of Directors. Please sign, date and return this proxy promptly in the enclosed envelope.

                                   Class B Stock
                              Lilly Industries, Inc.
                                       PROXY
                        For Annual Meeting of Shareholders
                             To Be Held April 20, 1995

     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints DOUGLAS W. HUEMME and ROMAN J. KLUSAS, or either of them, with full power of substitution, as proxies to vote all shares of Class B Stock held by the undersigned at the Annual Meeting of Shareholders of Lilly Industries, Inc. to be held at the Indiana Convention Center, 100 South Capitol Avenue, Indianapolis, Indiana in Rooms 101 and 102, at 10:00 a.m., local time, and at any adjournment of the meeting, on the following matters:

     I.   Election of Directors

          ____ FOR all six nominees listed below
               (except as marked to the contrary below)

          ____ AGAINST all nominees


          William C. Dorris, Douglas W. Huemme, Roman J. Klusas, Harry Morrison, Ph.D., Thomas E. Reilly, Jr., Richard A. Steele

     (INSTRUCTION:  To vote against any individual nominee, write that nominee's name on the line provided below.)

               _________________________________________________________


     II. Proposal to approve adoption of the Supplemental Employee Stock Purchase Plan

          ______ FOR     ______  AGAINST     ______  ABSTAIN


     III. In their discretion upon such other business as may come before the meeting.

           This proxy may be revoked at any time before it is exercised.

                  (Continued and to be signed on the other side.)

                           (Reverse Side of Proxy Card)


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR ALL PROPOSALS. IF ANY DIRECTOR NOMINEE SHOULD BE UNABLE TO SERVE, THE SHARES WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. IF ANY OTHER BUSINESS COMES BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE ACTION RECOMMENDED BY THE BOARD OF DIRECTORS AND, IN THE ABSENCE OF A RECOMMENDATION, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

     Please sign exactly and as fully as shown on this proxy card.

                                   Dated:    ___________________, 1995


                                   ___________________________________
                                   Signature




     IMPORTANT: This proxy is solicited on behalf of the Board of Directors. Please sign, date and return this proxy promptly in the enclosed envelope.